SUBJECT TO REVISION
COMPUTATIONAL MATERIALS DATED SEPTEMBER 16, 2002



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                           $370,000,000 (APPROXIMATE)

                    AMERICAN BUSINESS FINANCIAL SERVICES INC.
                                [GRAPHIC OMITTED]

                         ABFS MORTGAGE LOAN TRUST 2002-3
                MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3

                         AMERICAN BUSINESS CREDIT, INC.
                                    SERVICER


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR



                               SEPTEMBER 16, 2002





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                                 CREDIT SUISSE
                                  FIRST BOSTON
                                [GRAPHIC OMITTED]

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------
                                                                               1

DISCLAIMER

By entering into a transaction with CSFB, you acknowledge that you have read and understood the following terms: CSFB is acting solely as an arm's length contractual counterparty and not as your financial adviser or fiduciary unless it has agreed to so act in writing. Before entering into any transaction you should ensure that you fully understand its potential risks and rewards and independently determine that it is appropriate for you given your objectives, experience, financial and operational resources, and other relevant circumstances. You should consult with such advisers, as you deem necessary to assist you in making these determinations. You should also understand that CSFB or its affiliates may provide banking, credit and other financial services to any company or issuer of securities or financial instruments referred to herein, underwrite, make a market in, have positions in, or otherwise buy and sell securities or financial instruments which may be identical or economically similar to any transaction entered into with you. If we make a market in any security or financial instrument, it should not be assumed that we will continue to do so. Any indicative terms provided to you are provided for your information and do not constitute an offer, a solicitation of an offer, or any advice or recommendation to conclude any transaction (whether on the indicative terms or otherwise). Any indicative price quotations, disclosure materials or analyses provided to you have been prepared on assumptions and parameters that reflect good faith determinations by us or that have been expressly specified by you and do not constitute advice by us. The assumptions and parameters used are not the only ones that might reasonably have been selected and therefore no guarantee is given as to the accuracy, completeness, or reasonableness of any such quotations, disclosure or analyses. No representation or warranty is made that any indicative performance or return indicated will be achieved in the future. None of the employees or agents of CSFB or its affiliates is authorized to amend or supplement the terms of this notice, other than in the form of a written instrument, duly executed by an appropriately authorized signatory and countersigned by you.

Attached is a term sheet describing the structure, collateral pool and certain aspects of the Certificates. The term sheet has been prepared by CSFB for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus and prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston Corporation nor any of its respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet.

A Registration Statement (including a prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and declared effective. The final Prospectus and Prospectus Supplement relating to the securities will be filed with the Securities and Exchange Commission after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


OFFERED CERTIFICATES

                               PRINCIPAL                                                                 PRINCIPAL
                               AMOUNT       CERTIFICATE       EXPECTED RATING        WAL (YRS)        WINDOW(MTHS) TO
          CLASS(3)              ($)(1)         TYPE            (MOODY'S/S&P)        CALL/MAT(2)           CALL(2)
----------------------------------------------------------------------------------------------------------------------
NOT OFFERED CERTIFICATES
----------------------------------------------------------------------------------------------------------------------
  A                            321,900,000    FXD-PT             Aaa/AAA            3.05 / 3.28        10/02 - 4/11
----------------------------------------------------------------------------------------------------------------------
OFFERED CERTIFICATES
  A-IO                            (4)         FXD-IO             Aaa/AAA                NA                  NA
  M-1                          22,200,000     FXD-MEZ             Aa2/AA            5.73 / 6.29        10/05 - 5/11
  M-2                          18,500,000     FXD-MEZ              A2/A             5.73 / 6.20        10/05 - 5/11
  B                            7,400,000       FXD-SUB          Baa2/BBB            5.73 / 6.03        10/05 - 5/11
----------------------------------------------------------------------------------------------------------------------
  TOTAL:                       370,000,000


(Table Continued)

OFFERED CERTIFICATES



                                  PRINCIPAL
          CLASS(3)             WINDOW(MTHS) TO    ASSUMED FINAL      EXPECTED
NOT OFFERED CERTIFICATES           MATURITY     DISTRIBUTION DATE  LEGAL FINAL
------------------------------------------------------------------------------
  A                             10/02 - 01/20        Jan-20          Sep-33
------------------------------------------------------------------------------
OFFERED CERTIFICATES
  A-IO                                NA               NA              NA
  M-1                           10/05 - 08/17        Aug-17          Sep-33
  M-2                           10/05 - 03/16        Mar-16          Sep-33
  B                             10/05 - 01/14        Jan-14          Sep-33
------------------------------------------------------------------------------

(1) The principal balance of each Class of Offered Certificates is subject to a +/- 5% variance.

(2)   See "Pricing Prepayment Speed" herein.

(3) The Certificates are subject to a 10% Clean-up Call (as described herein). After the first distribution date on which the Clean-up Call is exercisable, the coupon on the Class A, Class M-1, Class M-2 and Class B Certificates will increase by 0.50%. The Class A, Class M-1, Class M-2 and Class B Certificates are expected to be subject to the Net WAC Cap (as described herein).

(4) The Class A-IO Certificate does not have a certificate principal balance but will accrue interest at a rate of 7.00% per annum for 30 months on a scheduled notional amount as described herein.

CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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--------------------------------------------------------------------------------

SUMMARY OF TERMS

 TRANSACTION:              ABFS Mortgage Loan Trust 2002-3


                           Mortgage Pass-Through Certificates, Series 2002-3

 OFFERED CERTIFICATES:     $370,000,000 Mortgage Pass-Through Certificates

 SERVICER:                 American Business Credit, Inc., will be the servicer
                           of the mortgage loans.

 SUBSERVICERS:             Upland Mortgage and American Business Mortgage
                           Services, Inc. will act as subservicers with respect to the mortgage loans.

 BACK-UP SERVICER:         JPMorgan Chase Bank

 SELLER: ABFS 2002-3, Inc., a Delaware corporation, will be the seller of the mortgage loans.

 DEPOSITOR:                Credit Suisse First Boston Mortgage Securities Corp.

 UNDERWRITERS:             CREDIT SUISSE FIRST BOSTON (LEAD)
                           Bear, Stearns & Co. Inc. (Co-Manager)

 TRUSTEE:                  JPMorgan Chase Bank

 CERTIFICATE RATINGS:      The Certificates are expected to receive ratings from
                           Moody's Investors Service, Inc., and Standard &
                           Poor's Ratings Services, a division of The
                           McGraw-Hill Companies, Inc. as set forth on the first page of the Term Sheet

 EXPECTED PRICING DATE:    Week of September 16, 2002

 EXPECTED SETTLEMENT       September 26, 2002
 DATE:

 DISTRIBUTION DATE:        15th of each month, or the next succeeding Business
                           Day (First Payment Date: October 15, 2002)

 CUT-OFF DATE:             Close of business, August 31, 2002

 PRICING SPEED:            23% HEP


                           2.3% CPR in month one, increase by approximately 2.3% CPR each month to 23% CPR in month ten, and remain at 23% CPR thereafter.

 MORTGAGE LOANS:           The statistical information presented herein is a
                           projection of the expected collateral pool and reflects the pool of fixed rate, first and second lien mortgage loans existing as of the statistical calculation date. The aggregate outstanding principal balance of the mortgage loans as of the statistical calculation date is approximately $239,206,042.01 and will consist of business or consumer purpose residential home equity loans. The actual collateral will be accumulated before the Closing Date to reach the expected closing pool balance of approximately
                           $370,000,000. The characteristics of such additional collateral are not expected to be materially different from the collateral information presented herein.


CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------



 SENIOR CERTIFICATES:      Class A and Class A-IO Certificates

 SUBORDINATE               Class M-1, Class M-2, and Class B Certificates
 CERTIFICATES:

 DUE PERIOD:               The calendar month preceding the calendar month in
                           which the related Distribution Date occurs.

 DELAY DAYS:               14 days on all Certificates

 DAY COUNT:                30/360 on all Certificates

 ACCRUED INTEREST:         All Certificates settle with accrued interest from
                           September 1, 2002

 INTEREST ACCRUAL PERIOD:  With respect to all Certificates, interest accrues during the calendar month preceding the calendar month of the current Distribution Date

 CLEARING:                 DTC, Euroclear or Clearstream

 SMMEA ELIGIBILITY:        The Certificates will not constitute "mortgage
                           related securities" for purposes of SMMEA

 ERISA ELIGIBILITY:        All Offered Certificates are expected to be ERISA
                           eligible

 TAX STATUS:               One or more REMICs for Federal income tax purposes
                           (exclusive of the Net WAC Cap Carryover Funds)

 OPTIONAL TERMINATION:     The transaction is eligible for call when the
                           aggregate outstanding principal balance of the mortgage loans is reduced to 10% or less of the Cut-Off Date principal balance of such loans. After the first Distribution Date on which the Clean-up
                           Call is exercisable, the coupon on the Class A, Class
                           M-1, Class M-2 and Class B Certificates will increase by 0.50%.

 SERVICING ADVANCES:       The Servicer will be required to make an advance of
                           its own funds with respect to delinquent payments of interest on each mortgage loan. The Servicer is obligated to make advances only if in its judgment, such advances are reasonably recoverable from future payments and collections of the related mortgage loan. If the Servicer determines on any determination date to make an advance, such advance will be included with the distribution to Certificateholders on the related Distribution Date.

 SERVICING FEE:            The Servicer shall be paid a servicing fee of 0.50%
                           per annum of the principal of each mortgage loan as of the first day of the related Due Period plus any late fees, prepayment fees and other similar fees on the mortgage loans collected by the Servicer during the related Due Period.

 COMPENSATING INTEREST:    The Servicer will be required to remit any interest
                           shortfalls due to the receipt of less than thirty days of accrued interest with a full prepayment up to the amount of the Servicing Fee for the related Due
                           Period.

 NET WAC CAP:              As to any Distribution Date the weighted average
                           coupon rate of the mortgage loans less (i) the Servicing Fee, (ii) the trustee fee, (iii) the back-up servicing fee, and (iv) the product of (a)
                           7.00% per annum and (b) a fraction, the numerator of which is the Class A-IO Notional Balance for that

CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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                           period and the denominator of which is the aggregate
                           mortgage loan principal balance as of the beginning of that Due Period.

 NET WAC CAP CARRYOVER:    As to any Distribution Date and the Class A, Class
                           M-1, Class M-2 and Class B Certificates, the sum of
                           (a) the excess, if any, of the class monthly interest amount, calculated at the applicable certificate rate without regard to the Net WAC Cap, over the class monthly interest amount for the applicable
                           Distribution Date, (b) any Net WAC Cap Carryover remaining unpaid from prior Distribution Dates and
                           (c) one month's interest on the amount in clause (b) to the extent permitted by applicable law, calculated at the applicable certificate rate without regard to the Net WAC Cap.

 CLASS PRINCIPAL           As to any Class of Subordinate Certificates and any
 CARRYOVER SHORTFALL:      Distribution Date, the excess, if any, of (i) the sum
                           of (x) the amount of the reduction in the certificate principal balance of that class of Subordinate
                           Certificates on such Distribution Date as a result of realized loss amounts and (y) the amount of such reductions on prior Distribution Dates over (ii) the amount distributed in respect of the Class Principal
                           Carryover Shortfall to such class of Subordinate
                           Certificates on prior Distribution Dates.

 CLASS INTEREST            As to any class of Certificates and any Distribution
 CARRYOVER SHORTFALL:      Date, an amount equal to the sum of (1) the excess of
                           the class monthly interest amount (the amount to which the class is entitled in the absence of any shortfall but after giving effect to the Net WAC Cap) for the preceding Distribution Date and any outstanding Class Interest Carryover Shortfall with respect to that class from any preceding Distribution
                           Dates, over the amount in respect of interest that is actually distributed to the holders of the class on the preceding Distribution Date plus (2) one month's interest on the excess, to the extent permitted by law, at the related certificate rate.

 SENIOR PRINCIPAL          Prior to the related Stepdown Date and on any
 DISTRIBUTION AMOUNT:      distribution date thereafter on which a Trigger Event
                           is in effect, 100% of the Principal Distribution
                           Amount and (y) on or after the related Stepdown Date, assuming a Trigger Event is not in effect, the least of (i) the Principal Distribution Amount, (ii) the excess of the certificate principal balance of the Senior Certificates immediately prior to the related distribution date over the lesser of (a) approximately 67.00% times the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor and (iii) the certificate principal balance of the Senior Certificates immediately prior to the related distribution date.

 CLASS M-1 PRINCIPAL     Prior to the Stepdown Date and on any distribution date
 DISTRIBUTION AMOUNT:      thereafter on which a Trigger Event is in effect, (i)
                           if any Senior Certificates remain outstanding, zero or (ii) if the Senior Certificates have been reduced to zero, the lesser of (a) the aggregate certificate principal balance of the Class M-1 Certificates immediately prior to such distribution date and (b)
                           100% of the Principal Distribution Amount and (y) following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of (1) the Principal Distribution Amount remaining after distribution of the Senior Principal Distribution
                           Amount on the related distribution date, (2) the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior
                           Certificates after distribution of the Senior
                           Principal Distribution Amount on the related distribution date and (b) the certificate balance of

CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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                           the Class M-1 Certificates immediately prior to the
                           related distribution date over (ii) the lesser of (a) approximately 79.00% of the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor and (3) the certificate principal balance of the Class M-1 Certificates immediately prior to the related distribution date.

 CLASS M-2 PRINCIPAL       Prior to the Stepdown Date and on any distribution
 DISTRIBUTION AMOUNT:      date thereafter on which a Trigger Event is in
                           effect, (i) if any of the Senior and Class M-1
                           Certificates remain outstanding, zero or (ii) if the Senior Certificates and Class M-1 Certificates have been reduced to zero, the lesser of (a) the aggregate certificate principal balance of the Class M-2
                           Certificates immediately prior to such distribution date and (b) 100% of the Principal Distribution
                           Amount and (y) following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of
                           (1) the Principal Distribution Amount remaining after distribution of the Senior and Class M-1 Principal
                           Distribution Amounts on the related distribution date, (2) the excess of (i) the sum of (a) the aggregate outstanding principal balance of the Senior and Class M-1 Certificates after distribution of the Senior and Class M-1 Principal Distribution Amounts, on the related distribution date and (b) the certificate principal balance of the Class M-2
                           Certificates immediately prior to the related distribution date over (ii) the lesser of (a) approximately 89.00% of the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor and (3) the certificate principal balance of the Class M-2 Certificates immediately prior to the related distribution date.

 CLASS B PRINCIPAL         Prior to the Stepdown Date and on any distribution
 DISTRIBUTION AMOUNT:      date thereafter on which a Trigger Event is in
                           effect, (i) if any of the Senior, Class M-1 or Class
                           M-2 Certificates remain outstanding, zero or (ii) if the Senior, Class M-1 and Class M-2 Certificates have been reduced to zero, the lesser of (a) the aggregate certificate principal balance of the Class B
                           Certificates immediately prior to such distribution date and (b) 100% of the Principal Distribution
                           Amount and (y) following the Stepdown Date and to the extent a Trigger Event is not in effect, the least of
                           (1) the Principal Distribution Amount remaining after distribution of the Senior, Class M-1 and Class M-2
                           Principal Distribution Amounts on the related distribution date, (2) the excess of (i) the sum of
                           (a) the aggregate outstanding principal balance of the Senior, Class M-1 and Class M-2 Certificates after distribution of the Senior, Class M-1 and Class
                           M-2 Principal Distribution Amounts on the related distribution date and (b) the certificate balance of the Class B Certificates immediately prior to the related distribution date over (ii) the lesser of (a) approximately 93.00% of the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period and (b) the aggregate outstanding principal balance of the mortgage loans on the last day of the related Due Period minus the OC Floor and (3) the certificate principal balance of the Class B Certificates immediately prior to the related distribution date.


CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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LASS A-IO NOTIONAL       The Class A-IO Certificate does not have a certificate
ALANCE: principal balance but will accrue interest at a rate of 7.00% per annum on the Class A-IO Notional Balance.
                         The Class A-IO Notional Balance will be equal to the lesser of (i) the outstanding principal balance of the mortgage loans on the first day of the related
                         Due Period and (ii) the applicable amount set forth in the following schedule:

                                                DUE PERIOD
                                        CLASS A-IO NOTIONAL BALANCE

                                                DUE PERIOD
                                        CLASS A-IO NOTIONAL BALANCE

                                                  Oct-02
                                               $119,660,000

                                                  Jan-04
                         $93,480,000

                                                  Nov-02
                                               $119,660,000

                                                  Feb-04
                         $93,480,000

                                                  Dec-02
                                               $119,660,000

                                                  Mar-04
                         $93,480,000

                                                  Jan-03
                                               $117,810,000

                                                  Apr-04
                         $92,550,000

                                                  Feb-03
                                               $117,810,000

                                                  May-04
                         $92,550,000

                                                  Mar-03
                                               $117,810,000

                                                  Jun-04
                         $92,550,000

                                                  Apr-03
                                               $113,560,000

CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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                                                  Jul-04
                         $73,300,000

                                                  May-03
                                               $113,560,000

                                                  Aug-04
                         $73,300,000

                                                  Jun-03
                                               $113,560,000

                                                  Sep-04
                         $73,300,000

                                                  Jul-03
                                               $107,260,000

                                                  Oct-04
                         $58,220,000

                                                  Aug-03
                                               $107,260,000

                                                  Nov-04
                         $58,220,000

                                                  Sep-03
                                               $107,260,000

                                                  Dec-04
                         $58,220,000

                                                  Oct-03
                                               $100,140,000

                                                  Jan-05
                         $49,800,000


                                                  Nov-03
                                               $100,140,000

                                                  Feb-05
                         $49,800,000

                                                  Dec-03
                                               $100,140,000

                                                  Mar-05
                         $49,800,000

                                               and thereafter
                                  $0

CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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CREDIT ENHANCEMENT

CREDIT ENHANCEMENT:      o Excess Interest


                         o The initial overcollateralization amount will equal
                           zero and will build to 3.50% of the aggregate principal balance of the mortgage loans as of the Cut-off Date via the application of excess interest to pay principal to the Senior Certificates. The target overcollateralization level may stepdown to 7.00% of the then current aggregate principal balance of the mortgage loans after the Stepdown Date. The overcollateralization will be subject to an OC Floor of 0.50% of the aggregate principal balance of the mortgage loans

                         o Subordination of the Class M-1, Class M-2 and Class B
                           Certificates for Senior Certificates, subordination of the Class M-2 and Class B Certificates for Class M-1 Certificates, and subordination of the Class B Certificates for Class M-2 Certificates.

CREDIT ENHANCEMENT
PERCENTAGES:

                                               TARGET CREDIT
                                                ENHANCEMENT
                           -----------------------------------------------------
                                          TARGET CREDIT ENHANCEMENT
                                             AFTER STEPDOWN DATE
                           -----------------------------------------------------

                                                RATING (M/S)
                                                   PERCENT
                                                RATING (M/S)
                                                   PERCENT

                                                  Aaa/AAA
                              16.50%
                                                  Aaa/AAA
                              33.00%

                                                   Aa2/AA
                              10.50%
                                                   Aa2/AA
                              21.00%

                                                    A2/A
                               5.50%
                                                    A2/A
                              11.00%

                                                  Baa2/BBB
                               3.50%
                                                  Baa2/BBB
                               7.00%



SUBORDINATION INCREASE     The lesser of (i) the target overcollateralization
AMOUNT:                    amount minus the actual overcollateralization amount
                           and (ii) excess interest that can be applied to repay the outstanding certificate principal balance.

CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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STEPDOWN DATE:             The earlier to occur of (i) the Distribution Date on
                           which the certificate principal balances of the Senior Certificates have been reduced to zero and
                           (ii) the later to occur of (a) the Distribution Date in [October 2005] and (b) the first Distribution Date on which the Senior Certificate principal balance (after taking into account distributions of principal on such Distribution Date) is less than or equal to 67.00% of the scheduled principal balances of the mortgage loans.

DELINQUENCY TRIGGER        A Delinquency Trigger Event occurs if the three-month
EVENT:                     rolling average of the mortgage loans that are 60+
                           days delinquent exceeds [50]% of the Target
                           Enhancement Percentage for the Senior Certificates.
                           60+ delinquent loans includes the sum of all loans that are (i) 60+ days delinquent, (ii) in foreclosure, (iii) in REO and (iv) in bankruptcy and are 60+ days delinquent.





CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------



CUMULATIVE LOSS TRIGGER    Is in effect with respect to any Distribution Date if
EVENT:                     the percentage obtained by dividing (x) the aggregate
                           amount of Realized Losses incurred from the Cut-off
                           Date through the last day of the related Due Period by (y) the scheduled stated principal balance of the mortgage loans as of the Cut-off Date exceeds the applicable percentages described below with respect to such Distribution Date.

                                              DISTRIBUTION DATE
                                               LOSS PERCENTAGE

                           October 2005 - September 2006

                           [2.25]% for the first month, plus an additional 1/12th of [1.75]% for each month thereafter.


                           October 2006 - September 2007

                           [4.00]% for the first month, plus an additional 1/12th of [1.50]%f or each month thereafter.


                           October 2007 - September 2008

                           [5.50]% for the first month, plus an additional 1/12th of [1.00]% for each month thereafter.


                           October 2008 - September 2009

                           [6.50]% for the first month, plus an additional 1/12th of [0.25]%f or each month thereafter.


                           October 2009 and thereafter

                           [6.75]%




CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


INTEREST DISTRIBUTIONS

On each Distribution Date, the interest funds available for distribution are required to be distributed in the following order of priority until such amounts have been fully distributed:

o first, to the Servicer, the Servicing Fee;

o second, to the Trustee, the trustee fee;

o third, to the Back-up Servicer, the back-up servicing fee and any other amount owing to the Back-Up Servicer under the pooling and servicing agreement;

o fourth, to the Senior Certificates, the class monthly interest amount and any Class Interest Carryover Shortfall on that Distribution Date;

o fifth, to the Class M-1 Certificates, the class monthly interest amount for that class and Distribution Date;

o sixth, to the Class M-2 Certificates, the class monthly interest amount for that class and Distribution Date;

o seventh, to the Class B Certificates, the class monthly interest amount for that class and Distribution Date; and

o eighth, any remainder will be treated as Excess Interest.

PRINCIPAL DISTRIBUTIONS

On each Distribution Date, the principal distribution amount for that Distribution Date is required to be distributed in the following order of priority until the principal distribution amount has been fully distributed:

o To the Senior Certificates (other than the Class A-IO Certificates), the Senior Principal Distribution Amount;

o To the Class M-1 Certificates, the Class M-1 Principal Distribution
  Amount;

o To the Class M-2 Certificates, the Class M-2 Principal Distribution
  Amount;

o To the Class B Certificates, the Class B Principal Distribution
  Amount; and

o  To the holder of the residual, the remaining amount.



CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


EXCESS INTEREST

On each Distribution Date, interest funds not otherwise required to be distributed as described under the heading "Interest Distributions" will be treated as Excess Interest and will be required to be distributed in the following order of priority until fully distributed:

o the Subordination Increase Amount in the order of priority set forth under "Principal Distributions";

o to the Class M-1 Certificates, the Class Interest Carryover Shortfall for such class;

o to the Class M-1 Certificates, the Class Principal Carryover Shortfall for such class;

o to the Class M-2 Certificates, the Class Interest Carryover Shortfall for such class;

o to the Class M-2 Certificates, the Class Principal Carryover Shortfall for such class;

o to the Class B Certificates, the Class Interest Carryover Shortfall for such class;

o to the Class B Certificates, the Class Principal Carryover Shortfall for such class;

o to the Net WAC Cap Carryover Fund for subsequent distribution in accordance with the following priority; sequentially to the Class A, Class M-1, Class M-2 and Class B Certificates, in that order, the Net WAC Cap Carryover;

o to the Trustee as reimbursement for all reimbursable expenses incurred in connection with its duties and obligations under the pooling and servicing agreement to the extent not paid;

o to the Back-Up Servicer, any remaining amounts owing to the Back-Up Servicer under the pooling and servicing agreement;

o  to the Servicer to the extent of any, unreimbursed Servicing Advances;

o  to the holder of the residual interest, the remaining amount.


CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


SENSITIVITY ANALYSIS (TO 10% CALL)

                            0% HEP            15% HEP           20% HEP             23% HEP             30% HEP            35% HEP
------------------------------------------------------------------------------------------------------------------------------------
         CLASS A
         -------
  WAL (yrs)                  14.91              4.50               3.48                3.05              2.34               1.96
  MDUR (yrs)                 10.10              3.76               3.01                2.68              2.11               1.80
  Principal Window       Oct02 - Nov29      Oct02 - Jun15     Oct02 - Jul12       Oct02 - Apr11      Oct02 - Apr09     Oct02 - Apr08

         CLASS M-1
         ---------
  WAL (yrs)                  22.02              8.55               6.56                5.73              4.59               4.23
  MDUR (yrs)                 12.36              6.51               5.28                4.72              3.93               3.66
  Principal Window       Sep17 - Nov29      Jan07 - Jun15     Jan06 - Jul12       Oct05 - Apr11      Jan06 - Apr09     Feb06 - Apr08

         CLASS M-2
        ---------
  WAL (yrs)                  22.02              8.55               6.56                5.73              4.53               4.07
  MDUR (yrs)                 11.86              6.38               5.19                4.65              3.83               3.50
  Principal Window       Sep17 - Nov29      Jan07 - Jun15     Jan06 - Jul12       Oct05 - Apr11      Nov05 - Apr09     Dec05 - Apr08

         CLASS B
         -------
  WAL (yrs)                  22.02              8.55               6.56                5.73              4.51               4.00
  MDUR (yrs)                 10.86              6.10               5.00                4.50              3.71               3.36
  Principal Window       Sep17 - Nov29      Jan07 - Jun15     Jan06 - Jul12       Oct05 - Apr11      Oct05 - Apr09     Nov05 - Apr08


SENSITIVITY ANALYSIS (TO MATURITY)

                          0% HEP            15% HEP            20% HEP             23% HEP            30% HEP            35% HEP
------------------------------------------------------------------------------------------------------------------------------------
         CLASS A
         -------
  WAL (yrs)                15.02              4.76                3.73                3.28              2.52                2.11
  MDUR (yrs)               10.13              3.89                3.16                2.83              2.23                1.91
  Principal Window     Oct02 - Jul32      Oct02 - Mar26      Oct02 - Mar22       Oct02 - Jan20      Oct02 - Dec16      Oct02 - Oct14

        CLASS M-1
        ---------
  WAL (yrs)                22.30              9.14                7.14                6.29              5.01                4.58
  MDUR (yrs)               12.42              6.78                5.58                5.03              4.19                3.90
  Principal Window     Sep17 - Apr32      Jan07 - Jun22      Jan06 - May18       Oct05 - Aug17      Jan06 - Mar14      Feb06 - May12

        CLASS M-2
        ---------
  WAL (yrs)                22.28              9.02                7.09                6.20              4.88                4.36
  MDUR (yrs)               11.92              6.59                5.46                4.90              4.05                3.69
  Principal Window     Sep17 - Jan32      Jan07 - Jul20      Jan06 - Sep17       Oct05 - Mar16      Nov05 - Jan13      Dec05 - May11

         CLASS B
         -------
  WAL (yrs)                22.22              8.90                6.91                6.03              4.73                4.19
  MDUR (yrs)               10.89              6.24                5.17                4.65              3.84                3.48
  Principal Window     Sep17 - Jul31      Jan07 - Sep17      Jan06 - Aug15       Oct05 - Jan14      Oct05 - Apr11      Nov05 - Jan10




CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------



STATISTICAL CALCULATION POOL DESCRIPTION


SUMMARY
--------------------------------------------------------------------------------
STATISTICAL CALCULATION DATE:        August 1, 2002
TOTAL OUTSTANDING BALANCE:           $239,206,042.01
NUMBER OF MORTGAGE LOANS:            2,753
AVERAGE REMAINING BALANCE:           $86,889.23 (Range:  $4,998.21 to
                                     $524,849.78)
WA COUPON RATE:                      11.377% (Range:  7.990% to 16.990%)
ORIGINAL WEIGHTED AVERAGE TERM:      261.49
Remaining Weighted Average Term:     260.96
LIEN POSITION (FIRST/SECOND):        86.52% / 13.48%
WA ORIGINAL CLTV RATIO:              76.87% (Range:  3.75% to 100.00%)
WA DTI RATIO:                        41.27%
WA CREDIT SCORE:                     569
--------------------------------------------------------------------------------
DOCUMENTATION:                       89.51% Full Documentation
                                     7.46% No Documentation
                                     3.04% Lite Documentation
--------------------------------------------------------------------------------
LOAN PURPOSE:                        40.47% Debt Consolidation
                                     37.13% Cashout Home Refinance
                                     7.04% Rate/Term Home Refinance
                                     5.30% Home Improvement
                                     3.28% Working Capital
                                     2.87% Home Purchase
                                     1.25% Business Expansion/Renovation
                                     2.66% Other
--------------------------------------------------------------------------------
PROPERTY TYPE:                       71.23% Single Family Detached
                                     10.54% 2 - 4 Family
                                     4.04% Planned Unit Development
                                     3.52% Condominium
                                     3.20% Mixed Use
                                     2.64% Townhouse/Row/Semi-Detached
                                     2.43% Mobile Home
                                     2.29% Commercial Use
                                     0.09% Greater Than 4 family
                                     0.02% Condo Development
--------------------------------------------------------------------------------
OWNER OCCUPANCY:                     90.66% Owner Occupied
--------------------------------------------------------------------------------
PREPAYMENT PENALTY:                  78.31% Yes
                                     21.69% No
--------------------------------------------------------------------------------
GEOGRAPHIC DISTRIBUTION (ALL         18.89% New York
STATES >= 5.00%):                    11.95% New Jersey
                                     8.29% Florida
                                     7.82% Pennsylvania
                                     7.39% Massachusetts
                                     6.47% Michigan
                                     5.77% Illinois
--------------------------------------------------------------------------------
SECTION 32 LOANS:                    None.
--------------------------------------------------------------------------------


CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


                                             DISTRIBUTION BY ORIGINAL PRINCIPAL BALANCES

                                                                                          % of Mortgage Loan Pool by Aggregate
   Range of Original                 Number of Mortgage        Aggregate Unpaid          Statistical Calculation Date Principal
   Principal Balance ($)                    Loans              Principal Balance                         Balance
------------------------------------------------------------------------------------------------------------------------------------
   0.01 - 25,000.00                          351              $6,774,651.01                           2.83%
   25,000.01 - 50,000.00                     693              26,215,191.79                           10.96
   50,000.01 - 75,000.00                     543              33,932,108.91                           14.19
   75,000.01 - 100,000.00                    312              27,365,235.04                           11.44
   100,000.01 - 125,000.00                   259              28,975,751.06                           12.11
   125,000.01 - 150,000.00                   167              23,016,432.72                           9.62
   150,000.01 - 175,000.00                   112              18,176,416.67                           7.60
   175,000.01 - 200,000.00                   99               18,673,075.03                           7.81
   200,000.01 - 225,000.00                   67               14,284,838.11                           5.97
   225,000.01 - 250,000.00                   62               14,853,408.59                           6.21
   250,000.01 - 275,000.00                   35               9,200,758.90                            3.85
   275,000.01 - 300,000.00                   23               6,733,139.80                            2.81
   300,000.01 - 350,000.00                   16               5,196,288.42                            2.17
   350,000.01 - 400,000.00                    6               2,199,700.00                            0.92
   400,000.01 - 450,000.00                    6               2,567,376.55                            1.07
   500,000.01 - 550,000.00                    2               1,041,669.41                            0.44
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                                   2,753             $239,206,042.01                       100.00%

Average Original Principal Balance:  $86,933.50


                                             DISTRIBUTION BY CURRENT PRINCIPAL BALANCES

                                                                                          % of Mortgage Loan Pool by Aggregate
   Range of Original                 Number of Mortgage        Aggregate Unpaid          Statistical Calculation Date Principal
   Principal Balance ($)                    Loans              Principal Balance                   Balance
------------------------------------------------------------------------------------------------------------------------------------
   0.01 - 25,000.00                          351              $6,774,651.01                           2.83%
   25,000.01 - 50,000.00                     693              26,215,191.79                           10.96
   50,000.01 - 75,000.00                     543              33,932,108.91                           14.19
   75,000.01 - 100,000.00                    312              27,365,235.04                           11.44
   100,000.01 - 125,000.00                   259              28,975,751.06                           12.11
   125,000.01 - 150,000.00                   167              23,016,432.72                           9.62
   150,000.01 - 175,000.00                   112              18,176,416.67                           7.60
   175,000.01 - 200,000.00                   99               18,673,075.03                           7.81
   200,000.01 - 225,000.00                   67               14,284,838.11                           5.97
   225,000.01 - 250,000.00                   62               14,853,408.59                           6.21
   250,000.01 - 275,000.00                   35               9,200,758.90                            3.85
   275,000.01 - 300,000.00                   23               6,733,139.80                            2.81
   300,000.01 - 350,000.00                   16               5,196,288.42                            2.17
   350,000.01 - 400,000.00                    6               2,199,700.00                            0.92
   400,000.01 - 450,000.00                    6               2,567,376.55                            1.07
   500,000.01 - 550,000.00                    2               1,041,669.41                            0.44
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                                   2,753             $239,206,042.01                       100.00%

Average Original Principal Balance:  $86,889.23


CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
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disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------



                                       DISTRIBUTION BY ORIGINAL COMBINED LOAN-TO-VALUE RATIOS

                                                                                          % of Mortgage Loan Pool by Aggregate
   Range of Original Combined                                   Aggregate Unpaid         Statistical Calculation Date Principal
   Loan-to-Value Ratios (%)      Number of Mortgage Loans       Principal Balance                        Balance
------------------------------------------------------------------------------------------------------------------------------------
   <= 40.00                                131                 $6,068,820.32                           2.54%
   40.01 - 50.00                           115                 7,367,021.09                            3.08
   50.01 - 60.00                           187                 14,693,123.88                           6.14
   60.01 - 70.00                           363                 31,732,249.92                           13.27
   70.01 - 80.00                           847                 78,747,475.71                           32.92
   80.01 - 90.00                           990                 96,534,517.39                           40.36
   90.01 - 100.00                          120                 4,062,833.70                            1.70
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                                 2,753                $239,206,042.01                       100.00%
Weighted Average Original combined Loan-to-Value Ratio:  76.87%


CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------




                                          GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES


                                                                                          % of Mortgage Loan Pool by Aggregate
                                   Number of Mortgage          Aggregate Unpaid         Statistical Calculation Date Principal
   State                                  Loan                 Principal Balance                        Balance
------------------------------------------------------------------------------------------------------------------------------------
   New York                                416                 $45,189,813.79                          18.89%
   New Jersey                              280                 28,583,935.05                           11.95
   Florida                                 242                 19,823,076.96                           8.29
   Pennsylvania                            273                 18,703,960.11                           7.82
   Massachusetts                           126                 17,673,686.05                           7.39
   Michigan                                212                 15,476,746.74                           6.47
   Illinois                                170                 13,791,433.19                           5.77
   Ohio                                    197                 11,756,497.02                           4.91
   Georgia                                  99                 8,578,744.27                            3.59
   Connecticut                              70                 7,293,125.88                            3.05
   North Carolina                           93                 7,101,888.25                            2.97
   Virginia                                 71                 6,796,485.82                            2.84
   Indiana                                  80                 5,454,483.23                            2.28
   Maryland                                 62                 5,243,815.31                            2.19
   South Carolina                           73                 5,148,099.90                            2.15
   Rhode Island                             45                 4,578,456.24                            1.91
   Minnesota                                36                 3,101,905.45                            1.30
   Tennessee                                36                 2,693,193.01                            1.13
   Kentucky                                 38                 2,117,570.83                            0.89
   Wisconsin                                21                 2,060,635.48                            0.86
   New Hampshire                            15                 1,709,640.72                            0.71
   West Virginia                            20                 1,238,624.79                            0.52
   Kansas                                   17                 1,113,164.93                            0.47
   Delaware                                 15                   930,832.18                            0.39
   Iowa                                     19                   840,794.93                            0.35
   Nebraska                                 10                   579,113.51                            0.24
   Missouri                                 5                    533,927.19                            0.22
   Maine                                    6                    533,413.96                            0.22
   Colorado                                 2                    342,477.22                            0.14
   Vermont                                  3                    166,500.00                            0.07
   Arkansas                                 1                     50,000.00                            0.02
----------------------------------------------------------------------------------------------------------------------------------
   TOTAL:                                 2,753                $239,206,042.01                       100.00%





CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


                                                DISTRIBUTION BY GROSS INTEREST RATES

                                                                                             % of Mortgage Loan Pool by Aggregate
                                                                   Aggregate Unpaid         Statistical Calculation Date Principal
Range of Gross Interest Rates (%)   Number of Mortgage Loans       Principal Balance                        Balance
------------------------------------------------------------------------------------------------------------------------------------
7.001 - 8.000                                   3                   $363,000.00                            0.15%
8.001 - 9.000                                  70                 10,741,384.47                            4.49
9.001 - 10.000                                525                 62,266,971.38                           26.03
10.001 - 11.000                               578                 56,242,137.72                           23.51
11.001 - 12.000                               596                 46,911,860.89                           19.61
12.001 - 13.000                               439                 27,974,703.80                           11.69
13.001 - 14.000                               265                 12,430,700.34                            5.20
14.001 - 15.000                                57                  3,163,663.49                            1.32
15.001 - 16.000                                35                  3,162,505.87                            1.32
16.001 - 17.000                               185                 15,949,114.05                            6.67
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                      2,753               $239,206,042.01                          100.00%

Weighted Average Gross Interest Rate:  11.377%


                                          DISTRIBUTION BY ORIGINAL TERM TO STATED MATURITY


                                                                                               % of Mortgage Loan Pool by Aggregate
                                                                         Aggregate Unpaid     Statistical Calculation Date Principal
Range of Original Term (in months)    Number of Mortgage Loans           Principal Balance                      Balance
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                               36                       $2,232,033.56                    0.93%
61 - 120                                            149                        6,802,208.86                    2.84
121 - 180                                         1,150                       82,701,443.38                   34.57
181 - 240                                           555                       46,882,280.14                   19.60
241 - 300                                           101                       10,846,498.33                    4.53
301 - 360                                           762                       89,741,577.74                   37.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            2,753                     $239,206,042.01                  100.00%

Weighted Average Original Term to Stated Maturity: 261.49



                                  DISTRIBUTION BY REMAINING TERM TO STATED MATURITY

                                                                                              % of Mortgage Loan Pool by Aggregate
                                                                    Aggregate Unpaid      Statistical Calculation Date Principal
Range of Remaining Term (in months)    Number of Mortgage Loans     Principal Balance                     Balance
------------------------------------------------------------------------------------------------------------------------------------
1 - 60                                            36                 $2,232,033.56                       0.93%
61 - 120                                         149                  6,802,208.86                       2.84
121 - 180                                       1,150                82,701,443.38                      34.57
181 - 240                                        555                 46,882,280.14                      19.60
241 - 300                                        101                 10,846,498.33                       4.53
301 - 360                                        762                 89,741,577.74                      37.52
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          2,753              $239,206,042.01                     100.00%

Weighted Average Remaining Term to Stated Maturity:  260.96



CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


                                                  DISTRIBUTION BY ORIGINATION YEAR

                                                                                   % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Origination Year                     Loans             Principal Balance              Date Principal Balance
-----------------------------------------------------------------------------------------------------------------
2002                                 2,753             $239,206,042.01                   100.00%
-----------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753             $239,206,042.01                   100.00%


                                                     DISTRIBUTION BY LIEN STATUS

                                                                                   % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Lien Status                          Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
1                                    1,997             $206,963,012.94                      86.52%
2                                     756              32,243,029.07                        13.48
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753             $239,206,042.01                     100.00%


                                                 DISTRIBUTION BY DOCUMENTATION TYPE

                                                                                   % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Documentation                        Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
Full                                 2,546             $214,110,757.29                      89.51%
No Documentation                       50              7,261,382.32                          3.04
Lite                                  157              17,833,902.40                         7.46
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753             $239,206,042.01        100.00%


                                                    DISTRIBUTION BY LOAN PURPOSE

                                                                                    % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Loan Purpose                         Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
Debt Consolidation                   1,286              $96,810,904.06                     40.47%
Cashout Home Refinance                837                88,808,880.78                     37.13
Rate/Term Home Refinance              167                16,846,621.41                     7.04
Home Improvement                      184                12,685,094.86                     5.30
Working Capital                        98                7,841,071.16                      3.28
Home Purchase                          72                6,856,219.34                      2.87
Business Expansion/Renovation          34                2,992,019.24                      1.25
Other                                  75                6,365,231.16                      2.66
------------------------------------------------------------------------------------------------------------------ --
TOTAL:                               2,753              $239,206,042.01                  100.00%



CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


                                                    DISTRIBUTION BY PROPERTY TYPE

                                                                                   % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Property Type                        Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
Single Family Detached               2,012             $170,387,327.70                        71.23%
2 - 4 Family                          222              25,209,538.20                          10.54
Planned Unit Development               99              9,664,800.07                           4.04
Condominium                           103              8,427,235.22                           3.52
Mixed Use                              73              7,645,448.11                           3.20
Townhouse/Row/Semi-Detached           113              6,323,714.58                           2.64
Mobile Home                            89              5,802,961.36                           2.43
Commercial Use                         39              5,475,200.86                           2.29
Greater Than 4 Family                  2               214,834.69                             0.09
Condo Development                      1               54,981.22                              0.02
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753             $239,206,042.01                      100.00%


                                                  DISTRIBUTION BY OCCUPANCY STATUS

                                                                                     % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Occupancy Status                     Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
Primary, Owner Occupied              2,515             $216,864,707.80                   90.66%
Investment                            132              10,496,643.50                     4.39
Business                               87              10,038,005.82                     4.20
Second/Vacation                        19              1,806,684.89                      0.76
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753             $239,206,042.01                  100.00%


                                                  DISTRIBUTION BY AMORTIZATION TYPE

                                                                                     % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Amortization Type                    Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
Balloon                              1,086                $91,346,945.93                38.19%
Fully Amortizing                     1,667                147,859,096.08                61.81
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753               $239,206,042.01               100.00%


                                                 DISTRIBUTION BY DELINQUENCY STATUS

                                                                                      % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Number of Days Delinquent            Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
Current                              2,753               $239,206,042.01               100.00%
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753               $239,206,042.01               100.00%



CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------


                                                 DISTRIBUTION BY PREPAYMENT PENALTY


                                                                                       % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Prepayment Penalty                   Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
Penalty Applies                      2,180            $187,316,686.12                         78.31%
No Penalty                            573               51,889,355.89                         21.69
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753             $239,206,042.01                       100.00%


                                               DISTRIBUTION BY PREPAYMENT PENALTY TERM

                                                                                   % of Mortgage Loan Pool by
                               Number of Mortgage      Aggregate Unpaid         Aggregate Statistical Calculation
Prepayment Penalty  Term             Loans             Principal Balance              Date Principal Balance
----------------------------------------------------------------------------------------------------------------------
No Penalty                            573              $51,889,355.89                   21.69%
1 - 12                                439              50,205,688.69                    20.99
13 - 24                                22              2,149,629.20                      0.90
25 - 36                              1,554             120,346,174.94                   50.31
37 - 48                                24              2,333,810.27                      0.98
49 - 60                               141              12,281,383.02                     5.13
----------------------------------------------------------------------------------------------------------------------
TOTAL:                               2,753             $239,206,042.01                 100.00%


                      DISTRIBUTION BY DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION OF THE MORTGAGE LOANS
                                                                                       % of Mortgage Loan Pool by
Range of Debt-to-Income Ratios %      Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
                                           Loans              Principal Balance           Date Principal Balance
---------------------------------------------------------------------------------------------------------------------
NA                                         1                   $41,000.00                          0.02%
0.001 - 5.000                              3                   337,375.76                          0.14
5.001 - 10.000                             9                   696,717.47                          0.29
10.001 - 15.000                            32                  2,835,642.15                        1.19
15.001 - 20.000                            90                  5,480,433.65                        2.29
20.001 - 25.000                           148                  10,232,498.32                       4.28
25.001 - 30.000                           195                  14,063,321.58                       5.88
30.001 - 35.000                           286                  20,874,484.52                       8.73
35.001 - 40.000                           353                  28,581,983.23                      11.95
40.001 - 45.000                           687                  63,090,776.56                      26.38
45.001 - 50.000                           628                  58,712,740.58                      24.54
50.001 - 55.000                           285                  30,800,513.76                      12.88
55.001 - 60.000                            32                  3,243,494.88                        1.36
60.001 >=                                  4                   215,059.55                          0.09
---------------------------------------------------------------------------------------------------------------------
TOTAL:                                   2,753                 $239,206,042.01                   100.00%


WEIGHTED AVERAGE DEBT-TO-INCOME RATIO:  41.27%

CREDIT SUISSE
FIRST BOSTON

                                                         AMERICAN BUSINESS
                                                         FINANCIAL SERVICES INC.
                                                         [GRAPHIC OMITTED]
ABFS MORTGAGE LOAN TRUST 2002-3
MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-3
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact Credit Suisse First Boston Corporation.
--------------------------------------------------------------------------------



                                              DISTRIBUTION BY CREDIT SCORES

                                                                                   % of Mortgage Loan Pool by
                                 Number of Mortgage      Aggregate Unpaid      Aggregate Statistical Calculation
  Range of Credit Scores               Loans             Principal Balance           Date Principal Balance
---------------------------------------------------------------------------------------------------------------------
  NA                                     16              $956,639.16                      0.40%
  401 - 420                              1               61,750.00                        0.03
  421 - 440                              3               173,073.83                       0.07
  441 - 460                              22              1,959,712.92                     0.82
  461 - 480                              83              8,749,510.04                     3.66
  481 - 500                             201              20,331,970.62                    8.50
  501 - 520                             312              31,335,570.88                    13.10
  521 - 540                             279              25,833,474.39                    10.80
  541 - 560                             315              28,505,423.43                    11.92
  561 - 580                             304              27,145,838.58                    11.35
  581 - 600                             250              20,177,272.62                    8.44
  601 - 620                             283              22,055,791.29                    9.22
  621 - 640                             249              18,991,500.04                    7.94
  641 - 660                             173              13,175,700.06                    5.51
  661 - 680                             111              7,828,811.38                     3.27
  681 - 700                              68              5,573,523.09                     2.33
  701 - 720                              36              3,234,105.44                     1.35
  721 - 740                              20              1,168,592.44                     0.49
  741 - 760                              14              810,733.54                       0.34
  761 - 780                              6               293,945.70                       0.12
  781 - 800                              5               448,103.78                       0.19
  801 - 820                              2               394,998.78                       0.17
---------------------------------------------------------------------------------------------------------------------
  TOTAL:                              2,753            $239,206,042.01                  100.00%

Weighted Average Credit Score: 569